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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 18, 2005
Date of Report (Date of earliest event reported)

CPAC, INC.
(Exact name of registrant as specified in its charter)

New York	000-09600	16-0961040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2364 Leicester Road, Leicester, New York 14481
(Address of Principal Executive Offices and Zip Code)

(585) 382-3223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 -- Other Events

Item 8.01 Other Events.

The following Press Release is hereby filed under Section 8, Item 8.01 of this Form 8-K Current Report, to report the results of CPAC, Inc.'s Annual Shareholders' Meeting on Friday, August 12, 2005.
For Immediate Release
	2364 Leicester Rd. Leicester NY, 14481 USA 585-382-3223 cpac.com		COMPANY CONTACTS: Karen Ash, Mgr, Corp Comm Wendy F. Clay, VP, Admin 585-382-3223

CPAC, Inc. Reports on Annual Shareholders' Meeting

LEICESTER, NY, August 18, 2005 - CPAC, Inc., (Nasdaq: CPAK), a manufacturer and marketer with holdings in the Cleaning & Personal Care and Imaging industries, held its annual meeting of shareholders on August 12th in Mt. Morris, NY. All directors were re-elected and PricewaterhouseCoopers was reappointed as CPAC's auditing firm. A quorum of 88.2% or 4,365,337 of 4,946,774 total shares outstanding were voted, either in person or by proxy, on the following proposals:

Proposal 1.	Election of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, with votes cast as follows:
Name Thomas N. Hendrickson Robert Oppenheimer Thomas J. Weldgen Jerold L. Zimmerman, Ph.D Stephen J. Carl, Esq. José J. Coronas William M. Carpenter John R. Prann, Jr.		Votes For 4,283,585 3,948,287 4,271,580 4,270,080 4,283,080 4,281,780 4,291,580 4,291,580	% of Total Votes 98.1 90.4 97.8 97.8 98.1 98.1 98.3 98.3
Proposal 2.	Ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2006.
	For 4,326,582	Against 18,490	Abstain 20,265
Proposal 3.	Since neither the shareholder nor his proxy was present, Proposal 3 was not presented at the meeting and therefore no action was taken.

About CPAC, Inc.

Established in 1969, CPAC, Inc. (www.cpac.com) manages holdings in two industries. The Fuller Brands segment manufactures commercial, industrial, and household cleaning products, as well as custom brushes and personal care lines. The CPAC Imaging segment develops and markets innovative Imaging chemicals, equipment, and supplies at seven operations worldwide. Products are sold under more than 350 registered trademarks. Stock is traded under the symbol: CPAK.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 18, 2005		CPAC, Inc. (Registrant)
	By:	/s/ Thomas J. Weldgen
Thomas J. Weldgen Vice President Finance and Chief Financial Officer